Leases - Summary of Lease Other Information (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows from finance leases	$ 2	$ 8
Operating cash flows from operating leases	2,319	2,195
Financing cash flows from finance leases	121	153
Right-of-use asset obtained in exchange for new operating lease liabilities	$ 0	$ 420
Weighted-average remaining lease term - finance leases	3 months 18 days	1 year 3 months 18 days
Weighted-average remaining lease term - operating leases	2 years 3 months 18 days	2 years 10 months 24 days
Weighted-average discount rate - finance leases	4.00%	4.00%
Weighted-average discount rate - operating leases	4.10%	4.50%